[PHOTO]


The
Gabelli
Global
Telecommunications
Fund


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434
                   The Gabelli Global Telecommunications Fund
                              Annual Report - 1995

To Our Shareholders:

     For the fourth quarter, The Gabelli Global Telecommunications Fund's net asset value increased 1.6% to $11.12 per share on December 31, 1995 after adjusting for the $0.182 per share distribution paid on December 29, 1995. The Fund outperformed the Lipper Analytical Services, Inc. Global Fund Index which was up 0.6% for the same period. This index covers 30 global open-end mutual funds which may invest in a diversified group of industry sectors. The Salomon Brothers Global Telecommunications Index, an unmanaged index of 52 equity security issues of companies in the telecommunications industry, increased 0.5% over the same period. For the year ended December 31, 1995, the Fund increased 16.2%, versus 14.5% and 13.3% for the Lipper Global Fund Index and the Salomon Brothers Global Telecommunications Index. The chart on the next page outlines our outperformance of the Salomon Brothers Global Telecommunications Index.

     Since inception on November 1, 1993, through September 30, 1995, the Fund gained 15.3% which reflects an average annual rate of return of 6.8% assuming reinvestment of dividends. On December 31, 1995, our shareholder base was 21,573 and net assets were $122.8 million.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------
                                                Quarter
                                  ---------------------------------------
                                  1st         2nd        3rd          4th           Year
                                  ---         ---        ---          ---           ----
1995: Net Asset Value .......    $9.77      $10.29      $11.12       $11.12        $11.12
      Total Return ..........     0.4%        5.3%        8.1%         1.6%         16.2%
----------------------------------------------------------------------------------------------
1994: Net Asset Value .......    $9.68       $9.62      $10.38        $9.73         $9.73
      Total Return ..........    (5.1)%       (0.6)%       7.9%        (5.3)%        (3.7)%
----------------------------------------------------------------------------------------------
1993: Net Asset Value .......     ---         ---         ---        $10.20        $10.20
      Total Return ..........     ---         ---         ---           3.0%(b)       3.0%(b)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Average Annual Return - December 31, 1995 (a)
                  ------------------------------------------------
                  1 Year .................................   16.2%

                  Life of Fund(b) ........................    6.8%
--------------------------------------------------------------------------------

                                     Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date           Rate Per Share                Reinvestment Price
-----------------           --------------                ------------------
December 29, 1995             $0.182                           $11.12
December 30, 1994             $0.095                           $ 9.73
December 31, 1993             $0.102                           $10.20

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From  commencement of operations on November 1, 1993.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in The Gabelli Global Telecommunications Fund, the S&P 500 Index and the Salomon Brothers Global Telecommunications Index

 [The following table was represented by a line graph in the printed material.]

                 Gabelli Global           Salomon Global                 S&P
     Date       Telecommunications      Telecommunications            500 Index
     ----       ------------------      ------------------            ---------
    11/1/93          $10,000                 $10,000                   $10,000
   12/31/93          $10,300                 $10,045                   $10,190
   12/31/94          $ 9,919                 $ 9,555                   $10,322
   12/31/95          $11,530                 $10,794                   $14,203

 [The following table was represented by a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/95

Europe 16.0%
United States 52.8%
Asia/Pacific Rim 8.7%
Latin America 6.3%
Canada 6.2%
Cash 5.8%
Other 4.2%

The Portfolio

Global Allocation

     The chart at the right represents the Fund's holdings by geographic region as of December 31, 1995. The geographic allocation will change based on current global market conditions. Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

Our Approach

     Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value (PMV) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. Our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics, and certainly not least, good management with a track record of growing value for their shareholders.

Investment Environment

     In retrospect, the performance of the telecommunications sector globally in 1995 is easily explained. Declining interest rates, low inflation, moderate economic growth, and most importantly a stronger dollar, resulted in higher equity prices in most markets. This was all after a difficult start following the global scare initiated by the December 1994 Mexican peso devaluation. Domestically, the telecommunications sector was integrally involved in the restructuring, merger, and acquisition activity that favorably affected U.S. markets. Progress towards passage of Federal telecom legislation, expected to benefit the U.S. communications industry, also helped propel prices.

     Looking forward, we ask whether the global outlook remains favorable. Will positive macro fundamentals remain in balance? Will pending telecommunications issues be resolved in a favorable way? Have telecom stock prices peaked relative to economic reality on a valuation basis? Will the peace dividend continue to provide an attractive yield? We continuously evaluate these questions.

     Near term, the performance of the international telecommunications sector should improve. Valuations in most markets remain attractive relative to their historical and underlying fundamentals. For example, in Europe, the Italian telecommunications holding company sells below the value of its holdings in publicly traded subsidiaries: Telecom Italia SpA (TLECF - $5.21 - MILAN) and Telecom Italia Mobile SpA (TLEBF - $1.76 - MILAN). In Canada, BCE Inc. (BCE - $34.50 - NYSE) is selling at less than half our PMV estimate. Finally, in Latin America, both Argentine regional telephone companies sell at less than six times EBITDA despite expected long-term double-digit growth.

     Domestically, we expect 1996 to be a stock picker's market. While domestic telecommunication companies remain undervalued relative to their PMVs, several sectors of the industry are at the high end of their historical stock market valuations. In this environment proficient, "bottom up" analytical skills are an asset. In this context, we point out AirTouch Communications Inc. (ATI - $28.25
- NYSE), selling at less than 10 times forward EBITDA, which is poised to benefit from the explosive growth of the global wireless industry - an industry which added subscribers at a 60% rate globally in 1995.

     Washington is another wild card. Will Congress get over the current budget stalemate and swing its attention back towards telecommunications reform? We are optimistic that the legislation will pass in 1996 and expect significant feedback in the February/March time frame.

     While uncertainties remain in the coming year, we remain true to our investment philosophy. The direction of the market will have some short-term impact on stock prices but, longer term it will recognize value.

Corporate Mergers, Alliances and Restructuring

     Stock market investors reacted positively to several announced sales and spin-offs in the telecommunications industry. These announcements have shown that the value of the parts is often greater than the whole. As we predicted at the start of 1995, our portfolio has received the benefits of this activity with holdings such as Sprint Corporation (FON - $39.875 - NYSE), which has announced its intent to spin-off its cellular operations. In the future, Sprint will use recently acquired Personal Communication Services (PCS) licenses to provide wireless service nationwide through an alliance with major cable companies.

     Corporate management is under increasing pressure to narrow the spread between the public price and PMV. We expect this trend to continue and accelerate on an international scale. The advantages are easily explained. Parent companies which are able to focus more clearly on core businesses can operate more effectively in an increasingly competitive market. AT&T's decision to spin-off its equipment business to eliminate real or perceived conflicts of interest with the Regional Bells (RBOCs), which are both major customers and competitors, is a good example. Spun-off companies generally have more focused and better incentivized management - an example is AirTouch Communications, spun-off by Pacific Telesis Group (PAC - $33.625 - NYSE).

     In the future, we should benefit from further value recognition initiatives by management. As global integration increases, we expect U.S. valuation parameters and financial trends, including alliances, acquisitions and financial reorganizations, to travel globally. European telecommunications carriers (with low valuations), new revenue and hidden assets highlight our list of potential beneficiaries from this trend. Portfolio holdings that should benefit include the RBOC's, Telefonica de Espana (TEF - $41.875 - NYSE), Cable and Wireless plc (CWP - $21.125 - NYSE), BCE and Nippon Telegraph & Telephone (NTT - $41.00 -
NYSE), to name a few.

Legislative Developments

     In 1995, the House and Senate each passed bills which would deregulate the communications industry. A congressional committee is presently working to reconcile the two bills into one. We expect passage of the legislation in 1996. The "new" bill would open up new markets and create opportunities, as well as increase the level of competition. Given a total communications pie of about $200 billion in revenue, we expect individual companies to grow by entering new markets while defending their existing businesses. The legislation will create a catalyst to unlock hidden values and spur further consolidation among different industry segments. Overall, we expect legislation to be positive for investors and consumers.

Attractive Long-Term Global Dynamics

     Internationally, we continue to see the confirmation of our themes. The agenda continues to be globalization, job creation and economic expansion. Telecommunications plays an important role in achieving these goals, as communications is the backbone for efficient economic development. We point out that only 10% of the world population has access to a telephone. This results in a large potential untapped market for telecommunications services. Globally, the trend continues to be liberalization and privatization of the telecommunications sector resulting in a growing universe of publicly traded telecommunications companies that operate in competitive markets. This transition to competition requires restructuring which should result in faster line growth, tremendous improvements in efficiency, and an increased demand for capital.

Portfolio Structure

     While we remain "bottom up" focused, we thought it would be noteworthy to review the geographic allocation of our Fund's investments. Although more than half of the Fund's investments are in the U.S., we believe our global universe increases our ability to find attractive opportunities.

     Currently, approximately 16% of the Fund is invested in Europe, much of that in the UK. In general, investments have been concentrated in companies with a strong global presence, rapid growth and attractive valuations. Among these is Vodafone Group plc (VOD - $35.25 - NYSE), the largest UK cellular service provider with valuable investments in high growth cellular companies in attractive markets throughout the world. Also included are Telefonica De Espana, and Cable & Wireless, which sell at significant discounts to their underlying asset values and have strong telecommunications franchises overseas.

     About six percent of the Fund is invested in Latin America, and nine percent in the Asia/Pacific Region. These regions continue to grow rapidly and include some of the highest growth telecommunications companies globally. Fundamentals are now catching up to valuations and appear more reasonable after very strong stock market performances in 1993 and 1994.

     Looking forward, we do not expect the dramatic outperformance of the U.S. equity market relative to international markets to continue. Of course, a strong U.S. equity market will support international markets. Regardless, our focus on bottom up stock selection positions the Fund for the many global events expected to improve performance over the long term.

Let's Talk Stocks

     The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Corp. (ATI - $28.25 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the worldwide expansion of wireless communications. There are currently 70 million cellular customers worldwide, with half of those in the U.S. Annual growth is 40% to 50%. AirTouch's PMV is estimated at $45 for 1996 and should increase 20% annually through the year 2000.

AT&T Corp. (T - $64.75 - NYSE), the world's second-largest telephone company, is a global provider of telecommunications services. AT&T, selling at a modest 7.5 times EBITDA, has announced that it will split into 3 separate companies by spinning-off its equipment manufacturer and its computer division. This will reposition the company to participate more dynamically in the growth of the telecommunications industry. The strategy involves a targeted approach to take advantage of a strong global franchise, including its brand name, broader product offerings and an international customer base. The restructuring represents an impressive commitment by management to enhance shareholder values.

Comcast Corporation (CMCSA - $17.625 - NASDAQ), pro-forma for recently announced acquisitions, is the third largest cable company in the U.S. serving approximately 4.3 million subscribers. Comcast's cable cash flow margins consistently rank among the highest in the industry. The company's cellular telephone business has 8 million "pops" and serves high volume territory including New Jersey, Pennsylvania and Delaware. Under Comcast's controlling ownership, QVC, the cable TV retailer, has modified its product sales mix and has continued to show strong financial returns. We estimate Comcast's PMV to be about $29 per share.

C-TEC Corporation (CTEX - $30.50 - NASDAQ), a telecommunications company, was a "pot hole" in 1995, as an ill-conceived and poorly structured rights offering was undertaken by the company to raise money for future acquisitions. We were essentially given little choice but to subscribe fully to maintain the Fund's economic interest in C-TEC's assets. While we disagreed with the structure of the rights offer, we believe the company, as a provider of both local telephone and cable television service, is positioned to grow its per share PMV going forward. We remain concerned about management's commitments to its public shareholders, even as CTEX has hired investment bankers to evaluate revamping its communications businesses and is considering the sale of its cable systems. We estimate C-TEC's PMV to be about $52 per share.

NYNEX Corporation (NYN - $54.00 - NYSE) is one of the 7 RBOCs (Regional Bell Operating Companies). Its largest market is in New York State. 90% of its Northeast service territory is now deregulated. The company has merged its cellular interests with those of Bell Atlantic to form a larger service "foot print" which will create economies of scale and accelerate growth. Internationally, the company is the second largest player in the U.K. cable market. It has also established a significant presence in Asia, including Thailand and China.

Sprint Corporation (FON - $39.875 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. The company has announced a spin-off of its cellular unit, which should take place in the first quarter of 1996. The estimated trading value of the spin-off is $9 to $10 per FON share. After the spin-off, the remaining long distance/local telco shares should trade close to FON's current market price, indicating shareholders are getting the cellular spin-off for "free". Sprint has positioned itself on a global basis through a joint venture with France Telecom/ Deutsche Telekom, which will purchase a 20% stake in Sprint (excluding the cellular unit) for $3.5 billion. Our interest in Sprint stems from its promising national cable/telephony and PCS/wireless joint venture with three major cable operators: Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc. We consider FON an interesting value with the risks associated with new entrants in the long distance business offset by the cable/telephony venture.

Telecomunicacoes Brasileiras S.A. (TBL - $47.375 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving 10.8 million telephone lines in a country with a population of over 150 million. The penetration rate is only 7%. The stock is attractively valued at less than four times our estimate of 1996 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company also stands to benefit from an improved rate structure which will allow the company to recoup inflation related cost increases on a more consistent basis, as well as from reductions in the inflation level.

Telekom Malaysia Berhad (MYTEF - $7.795 - Kuala Lumpur), the second largest company on the Kuala Lumpur Stock Exchange, is the only provider of domestic and international fixed wire telecommunication services in Malaysia. The company's subsidiary, Usha Martin Industries has received licensing from Calcutta, India, to begin offering its digital-based mobile cellular services. The company has subsidiaries involved in value-added networks and multimedia communications. We expect Telekom Malaysia's growth to continue as demand for telecom services in the ASEAN continues to grow. Vodafone Group plc (VOD - $35.25 - NYSE) is a U.K.-based global provider of wireless telecommunications services. The company's major interests in the U.K. include cellular, paging and data transmission. Vodafone's shares sell at one of the lowest multiples of EBITDA among the major wireless companies despite a pristine balance sheet and prospects for 20% annual growth in earnings and cash flow. Management is highly respected and has positioned the company to share in the exciting and rapidly growing global market for wireless communications.

Minimum Initial Investment -- $1,000

     With increased focus on the telecommunications bill facing Congress, and more importantly, the potential ramifications of its passage, we think this a good time for investors to join us in this dynamic industry sector. As a result, effective November 1, 1995, the minimum initial investment for The Gabelli Global Telecommunications Fund has been reduced to $1,000 from $25,000 through April 30, 1996.

In Conclusion

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the day for further information. We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.


                                   Sincerely,


           /s/ Mario J. Gabelli                 /s/ Marc J. Gabelli
           Mario J. Gabelli, CFA                Marc J. Gabelli
           President                            Associate Portfolio Manager


                                                /s/ Ivan Arteaga
                                                Ivan Arteaga, CPA
                                                Associate Portfolio Manager

January 31, 1996




Note: The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- December 31, 1995
================================================================================
                                                                         Market
 Shares                                                      Cost        Value
 ------                                                      ----        -----

           COMMON STOCKS -- 89.97%
           ALTERNATIVE TELECOMMUNICATIONS SERVICE PROVIDERS -- 1.96%
    500    Bouygues Group .............................. $   58,707  $   50,234
 14,000    GST Telecommunications, Inc.+ ...............     83,819      98,000
 15,000    Intelcom Group + ............................    211,500     185,625
  1,000    Intermedia Communications of Florida, Inc.+ .     11,540      17,500
  2,000    Mannesmann AG ...............................    642,296     634,910
 25,000    MFS Communications Company, Inc.+ ...........    666,196   1,331,250
  2,000    Veba AG .....................................     81,392      85,396
                                                         ----------  ----------
                                                          1,755,450   2,402,915
                                                         ----------  ----------
           AVIATION: PARTS AND ACCESSORIES -- 1.08%
 27,000    General Motors Corporation Cl. H ............  1,043,162   1,326,375
                                                         ----------  ----------
           CABLE -- 11.11%
 55,000    Adelphia Communications Corporation Cl. A+ ..    619,225     385,000
 38,000    Bell Cablemedia plc ADR+ ....................    643,915     608,000
 25,000    Cablevision Systems Corporation Cl. A+ ......  1,301,259   1,356,250
 65,000    Century Communications Corporation Cl. A+ ...    565,505     520,000
135,000    Comcast Corporation Cl. A ...................  2,122,173   2,379,375
 45,000    Comcast U.K. Cable Partners Limited+ ........    675,000     562,500
 10,000    General Cable Corporation plc ADR+ ..........    146,775     150,000
 54,000    International Cable Tel Incorporated+ .......    854,194   1,323,000
 20,000    NYNEX CableComms Group plc ADR+ .............    436,200     347,500
100,000    Tele-Communications, Inc. .Cl. A+ ...........  1,641,812   1,987,500
 31,250    Tele-Communications, Inc. / Liberty Media
             Group Cl. A+ ..............................    681,358     839,844
  3,000    Telewest Communications plc ADR+ ............     79,875      72,375
 90,000    United International Holdings Inc. Cl. A+ ...  1,368,219   1,327,500
 90,000    US WEST Media Group, Inc.+ ..................  1,548,866   1,710,000
  6,000    Videotron Holdings plc ADR+ .................     99,125      76,500
                                                         ----------  ----------
                                                         12,783,501  13,645,344
                                                         ----------  ----------
           ENTERTAINMENT -- 1.06%
 22,000    Lodgenet Entertainment Corporation+ .........    165,087     209,000
  7,000    News Corporation Limited ADR ................    163,100     149,625
 25,000    Time Warner Inc. ............................    941,875     946,875
                                                         ----------  ----------
                                                          1,270,062   1,305,500
                                                         ----------  ----------
           LONG DISTANCE TELEPHONE COMPANIES -- 8.56%
 38,000    AT&T Corp. ..................................  1,897,480   2,460,500
 25,000    Call-Net Enterprises Inc.+ ..................    236,025     215,201
 25,000    Cam-Net Communications Network Inc.+ ........    139,153      20,313
    165    DDI Corporation .............................    973,198   1,278,946
  5,000    Fonorola Inc.+ ..............................     21,782      36,630
156,000    General Communication Inc. Cl. A+ ...........    712,225     799,500
  3,000    Kokusai Denshin .............................    271,659     261,603
 32,000    LCI International Inc.+ .....................    285,612     656,000
 30,000    MCI Communications Corporation ..............    711,275     783,750
 60,000    Petersburg Long Distance Inc.+ ..............    375,000     285,000
 10,000    Portugal Telecom S.A. ADR+ ..................    188,035     190,000
 55,000    Sprint Corporation ..........................  1,782,250   2,193,125
 38,000    WorldCom Inc.+ ..............................    710,808   1,339,500
                                                         ----------  ----------
                                                          8,304,502  10,520,068
                                                         ----------  ----------
           PUBLISHING -- 0.74%
 30,000    Media General, Inc. Cl.A ....................    727,950     911,250
                                                         ----------  ----------
           REGIONAL/LOCAL TELEPHONE SERVICES -- 19.14%
 34,000    ALLTEL Corporation ..........................    956,525   1,003,000
 24,000    Ameritech Corporation .......................    997,075   1,416,000
 50,000    Atlantic Tele-Network Inc.+ .................    475,432     540,625
 24,000    Bell Atlantic Corporation ...................  1,292,326   1,605,000
 40,000    BellSouth Corporation .......................  1,187,988   1,740,000
  9,000    Bruncor, Inc. ...............................    160,442     145,055
 45,000    Cincinnati Bell Inc. ........................    777,125   1,563,750
 70,000    C-TEC Corporation Cl. B+ ....................  1,963,004   2,135,000
  1,000    First Pacific Company Ltd. Spons. ADR .......     35,875      55,614
 10,000    Frontier Corporation ........................    215,262     300,000
 48,000    GTE Corporation .............................  1,656,775   2,112,000
 15,000    Island Telephone Company Limited ............    282,503     236,264
 50,000    Lincoln Telecommunications Company ..........    780,220   1,056,250
 19,000    Maritime Telegraph and Telephone Company
             Limited ...................................    330,491     276,648
 10,000    NewTel Enterprises Limited ..................    177,454     151,099
 60,000    NYNEX Corporation ...........................  2,222,287   3,240,000
 12,000    Pacific Telecom, Inc. .......................    357,168     360,000
 45,000    Pacific Telesis Group Inc. ..................  1,437,697   1,513,125
  3,000    Peoples Telephone Company Inc.+ .............     19,000       6,938
 10,000    Quebec-Telephone ............................    153,660     152,930
 25,000    SBC Communications, Inc. ....................    995,807   1,437,500
 23,000    Southern New England Telecommunications
             Corporation                                    747,100     914,250
 10,000    Telus Corporation ...........................    129,540     117,216
 40,000    US WEST Communications Group ................    953,607   1,430,000
                                                         ----------  ----------
                                                         18,304,363  23,508,264
                                                         ----------  ----------
           TELECOMMUNICATIONS (OTHER) -- 0.18%
  2,500    Great Nordic Stores .........................    215,022     199,802
  2,000    United Communication Industry ...............     18,341      25,566
                                                         ----------  ----------
                                                            233,363     225,368
                                                         ----------  ----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================
                                                                         Market
 Shares                                                      Cost        Value
 ------                                                      ----        -----
            TELEPHONE EQUIPMENT -- 1.57%
   80,000   Champion Technology Holdings ADR ............ $ 133,658  $   41,904
    4,400   Ericsson (L.M.) Telephone Company ADR .......    60,972      85,800
    2,500   Motorola, Inc. ..............................   113,969     142,500
   25,000   Northern Telecom Limited ....................   861,000   1,075,000
    1,000   Phillips Electronics N.V ....................    30,050      35,875
    2,000   Thyssen AG+ .................................   367,787     363,978
   77,000   Time Engineering Berhad .....................   252,516     178,858
                                                         ----------  ----------
                                                          1,819,952   1,923,915
                                                         ----------  ----------
            TELEPHONE NETWORKS -- 26.56%
   90,000   BC TELECOM Inc. ............................. 1,621,079   1,648,352
   45,000   BCE Inc. .................................... 1,540,812   1,552,500
    3,000   BHI Corporation .............................    48,250      47,250
   20,000   British Telecommunications plc ADR .......... 1,382,750   1,130,000
  175,000   Cable & Wireless plc ADR .................... 3,830,513   3,696,875
   20,000   Compania Telefonos Chile S.A. ADR ........... 1,575,797   1,657,500
   30,000   CP Pokphand Spons. ADR ......................   245,000     300,699
  505,100   CPT Telefonica del Peru Cl. B ...............   705,236   1,070,439
   15,000   Hong Kong Telecommunications Ltd. ADR .......   294,183     266,250
    1,000   Hungarian Telephone & Cable Corporation+ ....    14,882      10,625
       22   Japan Telecom Co. Ltd. ......................   639,206     422,052
      152   Nippon Telegraph & Telephone Corporation .... 1,093,863   1,229,725
    5,000   Nippon Telegraph & Telephone Corporation ADR    215,013     205,000
   50,000   Nordictel Holdings AB+ ......................   460,320     510,587
1,500,000   Orient Telecom & Technology Holdings Limited+   908,905     446,140
      800   Pakistan Telecommunications GDR(a)+ .........    98,165      69,600
   28,500   Philippine Long Distance Telephone Company .. 1,994,488   1,542,563
    2,000   PT Indonesia Satellite ADR ..................    68,225      73,000
    8,000   PT Telekomunikasi Indonesia .................   155,960     204,000
   38,000   Royal PTT Nederland NV ADR(a) ............... 1,103,064   1,377,500
   10,000   Singapore Telecommunications Limited ........    22,883      22,207
   35,000   STET SpA - Societa Financiaria Telfonica
              SpA ADR ...................................   820,629     990,605
    8,000   Tele Danmark A/S ............................   216,693     193,477
    8,000   Tele Danmark A/S ADR ........................   215,400     221,000
   20,000   Telecom Argentina Stet - France
              Telecom S.A. ADR ..........................   942,348     952,500
    1,000   Telecom Asia ADR+ ...........................    21,870      28,750
   35,500   Telecom Corporation of New Zealand Ltd. ADR . 1,715,462   2,462,813
  400,000   Telecom Italia SpA+ .........................   516,740     622,362
   44,000   Telecomunicacoes Brasileiras (Telebras)
               S.A. Spons. ADR .......................... 1,339,035   2,084,500
3,000,000   Telecomunicacoes de Rio de Janeiro+ .........   203,464     194,444
  900,000   Telecomunicacoes de Sao Paulo SA (Telesp) ...   135,609     130,093
4,000,000   Telecommunications of Jamaica ...............   406,750     350,480
   45,000   Telefonica de Argentina S.A. ADR ............ 1,249,274   1,226,250
   60,000   Telefonica de Espana ADR .................... 2,454,474   2,512,500
   50,000   Telefonos De Mexico S.A. Cl. L ADR .......... 1,945,500   1,593,750
  190,000   Telekom Malaysia Berhad ..................... 1,457,048   1,481,102
    5,800   Thai Telephone & Telecom GDR+ ...............   100,462      94,598
                                                         ----------  ----------
                                                         31,759,352  32,622,088
                                                         ----------  ----------
            WIRELESS COMMUNICATIONS -- 18.01%
   40,000   ABC Communications Holdings Ltd. ............    20,301       7,241
  110,000   AirTouch Communications Inc.+ ............... 2,534,362   3,107,500
    1,000   American Mobile Satellite Corporation+ ......    18,925      30,625
   78,000   American Paging, Incorporated+ ..............   584,463     497,250
   14,200   Associated Group, Inc. Cl. A+ ...............   308,905     268,025
   16,000   Associated Group, Inc. Cl. B+ ...............   339,440     304,000
   14,000   BCE Mobile Communications Inc.+ .............   461,860     473,077
   11,000   Cellular Communications, Inc. Cl. A+ ........   501,665     547,250
   20,000   Cellular Communications International Inc.+ .   332,622     855,000
    1,000   Cellular Communications of
               Puerto Rico, Inc.+                            21,915      27,750
  110,000   Centennial Cellular Corp. Cl. A+ ............ 1,806,170   1,883,750
   20,000   Century Telephone Enterprises, Inc. .........   553,750     635,000
    1,000   Commnet Cellular Inc.+ ......................    17,353      28,875
   40,000   COMSAT Corporation .......................... 1,045,313     745,000
    5,000   Globalstar Telecommunications Limited+ ......    72,765     188,750
   55,000   Grupo Iusacell S.A. ADR Ser. D+ .............   712,426     440,000
   12,000   Himachal(a)+ ................................   111,600      75,000
   24,000   Jasmine International(a) ....................   117,135     122,906
    5,300   Matrix Telecommunications Ltd.+ .............     8,992       9,057
    1,000   Metrocall, Inc.+ ............................    16,915      19,126
   15,000   Mobile Telecommunication Technologies Corp.+    263,355     320,625
   12,154   NEXTEL Communications, Inc. Cl. A+ ..........   158,252     179,272
    7,500   PanAmSat Corporation+ .......................   128,700     165,469
    8,000   Pittencrieff Communications, Inc.+ ..........    41,180      30,500
   35,000   PriCellular Corporation+ ....................   257,875     455,000

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================
                                                                         Market
 Shares                                                      Cost        Value
 ------                                                      ----        -----
   40,000   Rogers Cantel Mobile Communications Cl. B+ .. $ 947,036   $1,060,000
   11,000   Securicor Group plc .........................   193,311      286,440
  224,000   Technology Resources Industries+ ............   837,129      661,417
1,300,000   Telecom Italia Mobile SpA+ .................. 1,437,598    2,288,819
   17,000   Telecommunications International, Inc.+ .....   289,625      386,750
    4,000   Teleglobe Inc. ..............................    60,486       55,311
   80,000   Telephone and Data Systems, Inc. ............ 3,460,243    3,160,000
   22,000   Total Access Communica-tions plc+ ...........   138,875      143,000
    3,000   United States Cellular Corporation+ .........    90,900      101,250
    1,500   Vanguard Cellular Systems, Inc. Cl. A+ ......    29,040       30,375
   72,000   Vodafone Group plc ADR ...................... 2,019,769    2,538,000
                                                         ----------  -----------
                                                         19,940,251   22,127,410
                                                         ----------  -----------
            TOTAL COMMON STOCKS .........................97,941,908  110,518,497
                                                         ----------  -----------
            CONVERTIBLE PREFERRED STOCKS -- 2.67%
            CABLE -- 1.40%
   10,000  Cablevision Systems Corporation
             8.50% Cv. Pfd. Seri. I .....................   250,000      272,500
   20,000   Tele-Communications, Inc. Cv. Pfd. Ser. E ... 1,420,021    1,445,000
                                                         ----------  -----------
                                                          1,670,021    1,717,500
                                                         ----------  -----------
           LONG DISTANCE TELEPHONE COMPANIES -- 0.70%
   10,000  Philippine Long Distance Telephone Company
             7.00% Cv. Pfd. Ser. III ....................   500,000      520,625
    9,000   Sprint Corporation 8.25% Cv. Pfd.               286,875      342,000
                                                         ----------  -----------
                                                            786,875      862,625
                                                         ----------  -----------
           WIRELESS COMMUNICATIONS -- 0.57%
   10,000  LCI International, Inc. 5.00% Cv. Pfd. .......   287,942      535,000
    5,000  Mobile Telecommunication Technologies Corp.
             $2.25 Cv. Pfd.(a) ..........................   141,250      160,000
                                                         ----------  -----------
                                                            429,192      695,000
                                                         ----------  -----------
           TOTAL CONVERTIBLE
           PREFERRED STOCKS ............................. 2,886,088    3,275,125
                                                         ----------  -----------
           CONVERTIBLE CORPORATE BONDS -- 1.54%

           TELEPHONE NETWORKS -- 0.79%
$1,000,000 Telekom Malaysia Sub. Deb. Cv.
             4.00%, 10/03/04(a) ......................... 1,000,482      973,750
                                                         ----------  -----------
            WIRELESS COMMUNICATIONS -- 0.75%
300,000,000(b)Softe SA Unsub. Deb. Cv.
              4.25%, 07/30/98  ..........................   196,074      207,874

Principal
  Amount
or Shares
---------
  250,000   Technology Resources Industries Sub. Deb. Cv.
              2.75%, 11/28/04(a) ........................   250,000      278,125
  500,000   Tele 2000 Sub. Deb. Cv.
              9.75%, 04/14/97(a) ........................   500,000      427,500
                                                         ----------  -----------
                                                            946,074      913,499
                                                         ----------  -----------
            TOTAL CONVERTIBLE
            CORPORATE BONDS ............................. 1,946,556    1,887,249
                                                         ----------  -----------
            PREFERRED STOCKS -- 0.06%

            TELEPHONE EQUIPMENT -- 0.06%
    2,000   Nokia Group AB Preference ...................    76,675       77,750
                                                         ----------  -----------
            TOTAL PREFERRED
            STOCKS ......................................    76,675       77,750
                                                         ----------  -----------
            U.S. GOVERNMENT OBLIGATIONS -- 4.93%
$6,070,000  U.S. Treasury Bills, 4.66% to 5.30%
             Due 01/04/96 to 01/25/96 ................... 6,063,069    6,063,069
                                                         ----------  -----------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS ................................. 6,063,069    6,063,069
                                                          ---------- -----------
            TOTAL INVESTMENTS -- 99.17% ............... $108,914,296* 21,821,690
                                                       ============
            Cash and Other Assets, in
               excess of Liabilities - 0.83% ............              1,023,009
                                                                      ----------
            NET ASSETS -- 100.00%
            (11,046,944 Shares outstanding) .............           $122,844,699
                                                                    ============

            Net Asset Value And
            Redemption Price Per Share ..................                 $11.12
                                                                          ======
------------------------------------------------
  + -- Non-income producing security

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

(a) -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       At December 31, 1995, Rule 144A securities amounted to $3,484,381 or 2.8% of net assets.

(b) -- Principal amount denoted in Italian Lira.

 *For Federal income tax purposes:
  Aggregate cost ......................................           $ 108,914,296
                                                                  =============
  Gross unrealized appreciation .......................           $  17,583,703
  Gross unrealized depreciation .......................              (4,676,309)
                                                                  -------------
  Net unrealized appreciation .........................           $  12,907,394
                                                                  =============

    The accompanying notes are an integral part of the financial statements.

                   The Gabelli Global Telecommunications Fund

Statement of Assets and Liabilities
December 31, 1995
================================================================================
Assets:
   Investments in securities, at value
     (Cost $108,914,296) ...................................      $ 121,821,690
   Cash ....................................................             11,774
   Receivable for investments sold .........................          1,400,149
   Receivable for Fund shares sold .........................              8,212
   Dividends receivable ....................................            329,130
   Accrued interest receivable .............................             26,077
   Deferred organizational expenses ........................             52,791
                                                                  -------------
     Total assets ..........................................        123,649,823
                                                                  -------------
Liabilities:
   Payable for investments purchased .......................            361,633
   Payable to Advisor ......................................            102,955
   Dividend payable ........................................             79,333
   Payable for distribution fees ...........................             49,646
   Payable for Fund shares redeemed ........................              3,054
   Other accrued expenses ..................................            208,503
                                                                  -------------
     Total liabilities .....................................            805,124
                                                                  -------------
     Net assets (applicable to 11,046,944
       shares outstanding) .................................      $ 122,844,699
                                                                  =============
     Net asset value and redemption
       price per share .....................................      $       11.12
                                                                   =============
Net Assets Consist of:
   Capital Stock, at par value .............................      $      11,047
   Additional paid in capital ..............................        110,356,351
   Distributions in excess of net realized gains ...........           (418,537)
   Distributions in excess of net investment
     income ................................................            (11,694)
   Net unrealized appreciation on investment
     and foreign currency transactions .....................         12,907,532
                                                                  -------------
     Net assets ............................................      $ 122,844,699
                                                                  =============

Statement of Operations
For The Year Ended December 31, 1995
================================================================================
Investment Income:
   Dividends (Net of foreign tax of $175,055) ..............        $ 2,530,031
   Interest ................................................            409,676
                                                                    -----------
     Total income ..........................................          2,939,707
                                                                    -----------
Expenses:
   Investment advisory fee  ................................          1,285,648
   Transfer and shareholder servicing agent ................            426,110
   Distribution expenses ...................................            321,538
   Printing & mailing ......................................             53,693
   Custodian fees & expenses ...............................             52,626
   Legal and audit fees ....................................             44,400
   Registration fees .......................................             32,530
   Amortization of organization expenses ...................             11,399
   Directors' fees and expenses ............................              5,833
   Miscellaneous  ..........................................             19,261
                                                                    -----------
     Total expenses ........................................          2,253,038
                                                                    -----------
   Investment income - net .................................            686,669
                                                                    -----------
Net Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain on investments ........................            914,207
   Net change in unrealized appreciation ...................         17,336,566
                                                                    -----------
     Net gain on investments ...............................         18,250,773
                                                                    -----------
Net decrease in net assets resulting from
   operations ..............................................        $18,937,442
                                                                    ===========


Statement of Changes in Net Assets
================================================================================

                                                                            Year                 Year
                                                                           Ended                Ended
                                                                     December 31, 1995    December 31, 1994
                                                                     ----------------     -----------------
Increase in Net Assets:
   Investment income - net .........................................   $     686,669       $     910,229
   Net realized gain on investments ................................         914,207             782,413
   Change in unrealized appreciation (depreciation)-- net ..........      17,336,566          (5,822,573)
                                                                       -------------       -------------
     Net increase (decrease) in net assets resulting from operations      18,937,442          (4,129,931)
                                                                       -------------       -------------
   Distributions from net investment income ........................        (696,292)           (912,300)
   Distributions from net realized gains ...........................      (1,283,788)           (421,173)
                                                                       -------------       -------------
                                                                          (1,980,080)         (1,333,473)
                                                                       -------------       -------------
   Share transactions-- net ........................................     (31,843,478)         97,904,548
                                                                       -------------       -------------
     Net increase (decrease) in net assets .........................     (14,886,116)         92,441,144
Net Assets:
   Beginning of period .............................................     137,730,815          45,289,671
                                                                       -------------       -------------
   End of period ...................................................   $ 122,844,699       $ 137,730,815
                                                                       =============       =============

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The primary investment objective of The Gabelli Global Telecommunications Fund (the "Fund") is capital appreciation. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on November 1, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

     (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

At December 31, 1995, the Fund had purchased the following forward foreign currency contract:

Foreign
Currency                            Settlement                       Unrealized
 Amount                                Date             Value           Gain
--------                             ---------       ----------       ---------
 28,860        Singapore Dollar       1/2/96          $ 20,410           $ 7

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

Net investment income and realized gains differ for financial statement and tax purposes primarily because of the mark to market provisions on certain securities. As a result, the Fund made a taxable distribution of realized gains which was less than the realized gains recorded for financial statement purposes.

2. Capital Stock  Transactions.  The Articles of  Incorporation,  dated July 16,
1993,  permit  the  Fund  to  issue  200,000,000   shares  (par  value  $0.001).
Transactions in shares of common stock were as follows:

                                                          Year Ended                        Year Ended
                                                       December 31, 1995                 December 31, 1994
                                                       -----------------                 -----------------
                                                     Shares          Amount            Shares         Amount
                                                     ------          ------            ------         ------
Shares sold ................................       2,039,537    $  21,055,961       12,248,890    $ 123,216,487
Shares issued upon reinvestment of dividends         170,930        1,900,751          131,277        1,277,326
Shares redeemed ............................      (5,321,535)     (54,800,190)      (2,663,406)     (26,589,265)
                                                  ==========    =============        =========    =============
  Net increase (decrease) ..................      (3,111,068)   $ (31,843,478)       9,716,761    $  97,904,548z
                                                  ==========    =============        =========    =============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1995, other than U.S. government obligations and short-term securities, aggregated $28,968,852 and $57,551,354, respectively.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Directors. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer, of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during 1995.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it acquired on September 30, 1993 are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1995, the Fund has incurred distribution costs of $321,538 or 0.25% of average net assets, the annual limitation under the Plan, payable to Gabelli & Company, Inc., an affiliate of the Advisor. The Board of Directors has approved that distribution costs incurred by Gabelli & Company, Inc., totaling $476,487, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1995 of $34,239 to Gabelli & Company, Inc. and its affiliates.

The Gabelli Global Telecommunications Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                       November 1, 1993
                                                              Year Ended         Year Ended      (commencement of operations)
                                                          December 31, 1995   December 31, 1994   through December 31, 1993
                                                          -----------------   -----------------   -------------------------
Operating  Performance:  Net asset value,  beginning of period  ................
$9.73   $10.20   $10.00   ------   ------   ------   Net    investment    income
 ...............................  0.064 0.065 0.01 Net  realized  and  unrealized gain (loss) on  securities  1.508  (0.440) 0.29 ------  ------ ------ Total from investment  operations  ....................  1.572  (0.375) 0.30 ------  ------
------ Less Distributions: Distributions from net investment income ............
(0.064)  (0.065) (0.01)  Distributions  from realized gain on investments  .....
(0.118)    (0.030)    (0.09)   ------   ------   ------   Total    Distributions
 .................................  (0.182)  (0.095)  (0.10) ------ ------ ------
Net asset value, end of period ...................... $11.12 $9.73 $10.20 ======
===== ======

   Total Return (not reflecting sales load)(a) .........           16.2%            (3.7)%                    3.0%

Ratios to average net assets/supplemental data:
   Net assets, end of period (in thousands) ............       $122,845         $137,731                  $45,290
   Ratio of operating expenses to average net assets ...           1.75%            1.80%                    2.54%(b)
   Ratio of net investment income to average net assets            0.53%            0.74%                    1.28%(b)
   Portfolio turnover rate .............................             24%              14%                       0%

-----------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(b)  Annualized.

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1995
                                -----------------
Tele-Communications, Inc.
Cable & Wireless plc.
NYNEX Corporation
Telephone & Data Systems, Inc.
AirTouch Communications Inc.
Vodafone Group plc
Sprint Corporation
Telefonica de Espana
Telecom Corp. of New Zealand
AT&T Corp.
--------------------------------------------------------------------------------

The Gabelli Global Telecommunications Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Gabelli Global Telecommunications Fund (one of the series constituting Gabelli Global Series Funds, Inc.), as of December 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from November 1, 1993 (commencement of operations) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


New York, New York                           /s/ GRANT THORNTON LLP
February 16, 1996

--------------------------------------------------------------------------------
                   1995 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1995, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.136 per share. Additionally, on that date, the Fund paid $0.046 per share in long-term capital gains. For fiscal year 1995, 100% of the ordinary income dividends qualifies for the dividends received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 5.87%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company,Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.


                                    Officers

Mario J. Gabelli, CFA
President

Bruce N. Alpert
Vice President and Treasurer

James E. McKee
Secretary

Marc J. Gabelli
Associate Portfolio Manager

Ivan Arteaga, CPA
Associate Portfolio Manager

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------